UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 4, 2026

FAIR ISAAC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-11689	94-1499887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 West Mendenhall, Suite 105 Bozeman, Montana	59715
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 406-982-7276

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	FICO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As reported below in Item 5.07, at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Fair Isaac Corporation (the “Company”) on March 4, 2026, the stockholders of the Company approved (i) an amendment to the Company’s Restated Certificate of Incorporation to allow for exculpation of officers as permitted by Delaware law, and (ii) an amendment to the Company’s Restated Certificate of Incorporation to eliminate the supermajority voting requirement that requires at least 66-2/3% of the voting power of the Company’s outstanding shares to amend or repeal Article 6 thereof (collectively, the “Charter Amendments”).

A description of the Charter Amendments was set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on January 27, 2026. The Charter Amendments became effective upon the filing of a Certificate of Amendment (the “Certificate of Amendment”) to the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on March 4, 2026. Subsequently, the Company filed a Restated Certificate of Incorporation, solely to reflect the Charter Amendments, with the Secretary of State of the State of Delaware on March 4, 2026.

The above description of the Charter Amendments is qualified in its entirety by reference to the full text of each of the Certificate of Amendment and the Restated Certificate of Incorporation as amended by the Charter Amendments, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on March 4, 2026. Of the 23,765,456 shares of common stock entitled to vote, 21,251,277 shares were present at the Annual Meeting in person or by proxy. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Item No. 1: All of the Board’s nominees for director were elected by the votes set forth in the table below:

Nominees	For	Against	Abstain	Broker Non-Votes
Braden R. Kelly	17,016,244	2,585,771	8,095	1,641,167
Fabiola R. Arredondo	18,527,534	1,074,487	8,089	1,641,167
William J. Lansing	19,488,427	112,176	9,507	1,641,167
Eva Manolis	18,514,186	1,087,949	7,975	1,641,167
Marc F. McMorris	19,311,240	290,766	8,104	1,641,167
Joanna Rees	17,772,913	1,817,918	19,279	1,641,167
David A. Rey	18,857,328	745,344	7,438	1,641,167
H. Tayloe Stansbury	19,399,025	203,023	8,062	1,641,167

Item No. 2: The stockholders approved, on an advisory (non-binding) basis, the resolution relating to the Company’s named executive officer compensation by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
16,637,219	2,952,607	20,284	1,641,167

Item No. 3: The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2026 was ratified by the stockholders, by the votes set forth in the table below:

For	Against	Abstain
20,391,307	854,214	5,756

Item No. 4: The stockholders approved an amendment to the Corporation’s Restated Certificate of Incorporation to allow for exculpation of officers as permitted by Delaware law, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
18,448,374	1,146,104	15,632	1,641,167

Item No. 5: The stockholders approved an amendment to the Corporation’s Restated Certificate of Incorporation to eliminate the supermajority voting requirement that requires at least 66-2/3% of the voting power of the Company’s outstanding shares to amend or repeal Article 6 thereof, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
19,504,439	98,031	7,640	1,641,167

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

3.1	Certificate of Amendment of Restated Certificate of Incorporation of Fair Isaac Corporation, dated March 4, 2026

3.2	Restated Certificate of Incorporation of Fair Isaac Corporation, dated March 4, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIR ISAAC CORPORATION

By	/s/ Mark R. Scadina
Mark R. Scadina
Executive Vice President, General Counsel and Corporate Secretary

Date: March 5, 2026